SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Investment Managers Series Trust II

(Name of Registrant as Specified in Its Charter)

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INVESTMENT MANAGERS SERIES TRUST II

FIRST TRUST MULTI-STRATEGY FUND

[    ]

Dear Shareholder,

I am writing to you about important proposals relating to the First Trust Multi-Strategy Fund (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”). This Proxy Statement asks you to consider and vote on the following proposals:

(i)     To approve a new sub-advisory agreement between First Trust Capital Management L.P. (“FTCM”), the investment advisor to the Fund, and CBOE VestSM Financial LLC (“CBOE Vest”); and

(ii)    To approve a modified “manager-of-managers” structure for the Fund that would permit FTCM to enter into and materially amend sub-advisory agreements with affiliated sub-advisors, in addition to unaffiliated sub-advisors, without obtaining shareholder approval.

Currently, the Fund has two sub-advisors, Glenmede Investment Management, LP (“Glenmede”) and Palmer Square Capital Management, LLC (“Palmer Square”). FTCM, Glenmede and Palmer Square each manage a portion of the Fund’s assets. In particular, FTCM manages an arbitrage strategy and a special purpose acquisition companies strategy, Glenmede manages an option writing strategy, and Palmer Square manages a debt securities strategy. FTCM is proposing that CBOE Vest replace Glenmede for the Fund’s option writing strategy. CBOE Vest is an affiliate of FTCM and manages approximately $19 billion in assets across registered investment companies and separately managed accounts. FTCM believes CBOE Vest’s expertise, extensive background, and history of innovation in derivatives and volatility-based investment solutions will result in a more differentiated offering, enhance the Fund’s versatility, and offer long-term flexibility to the Fund. If the New Sub-Advisory Agreement is approved by shareholders, CBOE Vest will replace Glenmede. The sub-advisory fee to be paid to CBOE Vest will be the same rate as currently paid to Glenmede, and will be paid by FTCM and not the Fund. There will be no change in the advisory fee rate, and, therefore, no increase in the Fund’s aggregate fees is expected as a result of the appointment of CBOE Vest as a sub-advisor of the Fund. Palmer Square will continue as a sub-advisor to the Fund.

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), at an in-person meeting held on November 21, 2023, considered and approved the New Sub-Advisory Agreement with respect to the Fund, which, subject to shareholder approval, will allow CBOE Vest to serve as the investment sub-advisor to the Fund under terms substantially similar to those of the current investment sub-advisory agreement between FTCM and Glenmede. If the New Sub-Advisory Agreement is approved by the shareholders of the Fund, it will be in effect with respect to the Fund for an initial two-year term, and will be subject to annual renewal thereafter in the manner required by the 1940 Act.

In addition, Fund shareholders are being asked to approve a modified “manager-of-managers” structure for the Fund. The Fund currently operates under a “manager-of-managers” structure pursuant to an order issued by the Securities and Exchange Commission (the “SEC”) that permits FTCM, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with “unaffiliated” sub-advisers (the “FTCM Order”). The Board of Trustees has approved, subject to shareholder approval, a modification to this structure that would permit FTCM, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to also enter into and materially amend sub-advisory agreements with “affiliated” sub-advisers subject to certain terms and conditions established by the SEC. The modified structure will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes with respect to affiliated sub-advisors.

The Board of Trustees recommends that you vote FOR both proposals after carefully reviewing the enclosed materials.

Your vote is important. Each proposal is discussed in detail in the enclosed Proxy Statement. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board of Trustees, I thank you for your continued investment in the First Trust Multi-Strategy Fund.

Sincerely,

Terrance Gallagher
President

First Trust Multi-Strategy Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On January 19, 2024

A special meeting of shareholders (the “Meeting”) of the First Trust Multi-Strategy Fund (the “Fund”) will be held on January 19, 2024, at 11:00 a.m., local time, at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740. At the Meeting, we will ask the shareholders of the Fund to vote on the following proposals (the “Proposals”):

1.      To approve a new investment sub-advisory agreement between First Trust Capital Management L.P. (“FTCM”) and CBOE VestSM Financial LLC;

2.      To approve a modified manager-of-managers structure for the Fund that would permit FTCM to enter into and materially amend sub-advisory agreements with affiliated sub-advisors, in addition to unaffiliated sub-advisors, without obtaining shareholder approval; and

3.      To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of the Trust has unanimously approved each Proposal. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

Please read the accompanying Proxy Statement for a more complete discussion of the Proposals. Shareholders of the Fund of record as of the close of business on November 22, 2023, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. You are invited to attend the Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust, as promptly as possible. This is important for the purpose of ensuring a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Meeting.

By order of the Board of Trustees,

Terrance Gallagher
President

[            ]

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

i

IMPORTANT INFORMATION
TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.

QUESTIONS AND ANSWERS

Question: What is happening?

Answer: As a shareholder of the First Trust Multi-Strategy Fund (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”), you are being asked to vote on two proposals with respect to the Fund. The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) and First Trust Capital Management L.P. (“FTCM”), the investment advisor to the Fund, believe that each proposal is in the best interests of the Fund.

Proposal 1

Shareholders are being asked to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between FTCM and CBOE VestSM Financial LLC (“CBOE Vest”). Currently, the Fund has two sub-advisors, Glenmede Investment Management, LP (“Glenmede”) and Palmer Square Capital Management, LLC (“Palmer Square”). FTCM, Glenmede and Palmer Square each manage a portion of the Fund’s assets. In particular, FTCM manages an arbitrage strategy and a special purpose acquisition companies strategy, Glenmede manages an option writing strategy, and Palmer Square manages a debt securities strategy. FTCM is proposing that CBOE Vest replace Glenmede for the Fund’s option writing strategy. CBOE Vest is an affiliate of FTCM and manages approximately $19 billion in assets across registered investment companies and separately managed accounts. FTCM believes CBOE Vest’s expertise, extensive background, and history of innovation in derivatives and volatility-based investment solutions will result in a more differentiated offering, enhance the Fund’s versatility, and offer long-term flexibility to the Fund. The Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), at an in-person meeting held on November 21, 2023, considered and approved the New Sub-Advisory Agreement with respect to Fund, which, subject to shareholder approval, will allow CBOE Vest to serve as the investment advisor to the Fund under terms substantially similar to those of the current investment sub-advisory agreement between FTCM and Glenmede. If the New Sub-Advisory Agreement is approved by shareholders, CBOE Vest will replace Glenmede. Palmer Square will continue as a sub-advisor to the Fund. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 1.

Proposal 2

In addition, shareholders of the Fund are being asked to approve a proposed modified “manager-of-managers” structure for the Fund. Under Section 15(a) of the 1940 Act, an investment advisor to a mutual fund generally cannot enter into or materially amend a sub-advisory agreement without obtaining shareholder approval; however, the Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “FTCM Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables FTCM, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisors. The Board has approved, subject to shareholder approval, a modification to this structure that would permit FTCM, subject to the approval of the Board, but without the need for shareholder approval, to also enter into and materially amend sub-advisory agreements with affiliated sub-advisors in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). The modified structure will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes with respect to affiliated sub-advisors. Fund shareholder approval is being sought to provide the Fund with flexibility to operate under the Carillon Order manager-of-managers structure. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 2.

Question: How will the approval of the New Sub-Advisory Agreement affect me as a shareholder of the Fund?

Answer: The terms of the New Sub-Advisory Agreement are substantially similar to those of the current investment sub-advisory agreement between FTCM and Glenmede. The sub-advisory fee to be paid to CBOE Vest is the same rate as currently paid to Glenmede, and will be paid by FTCM and not the Fund. There will be no change in the advisory fee rate, and therefore no increase in the Fund’s aggregate fees is expected as a result of the appointment of CBOE Vest as a sub-advisor to the Fund. If approved by the shareholders of the Fund, the New Sub-Advisory Agreement will have an initial two-year term with respect to the Fund and will be subject to annual renewal thereafter in the manner required by the 1940 Act. There will be no changes in the Fund’s investment objective or principal investment strategies as a result of the approval of the New Sub-Advisory Agreement, and you will still own the same number of shares of your Fund.

Question: Who is entitled to vote?

Answer: If you owned shares of the Fund as of the close of business on November 22, 2023 (the “Record Date”), you are entitled to vote.

Question: What vote is required to approve the Proposals?

Answer: Each Proposal is required to be approved by a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Question: When and where will the Special Meeting be held?

Answer: The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, the Fund’s co-administrator, located at 2220 E. Route 66, Suite 226, Glendora, California 91740, on January 19, 2024, at 11:00 a.m. local time.

Question: How do I vote my shares?

Answer: For your convenience, there are several ways you can vote:

•        In Person: Attend the Special Meeting as described in the proxy statement;

•        By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed, self-addressed, postage-paid envelope;

•        By Telephone: Call the toll-free number printed on the enclosed proxy card; or

•        By Internet: Go to the website listed on the enclosed proxy card.

Question: What happens if I sign and return my proxy card but do not mark my vote?

Answer: Your proxy will be voted in favor of each Proposal.

Question: May I revoke my proxy?

Answer: You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Special Meeting, requesting the return of your proxy and voting in person.

Question: What will happen if shareholders do not approve the Proposals?

Answer: If shareholders of the Fund do not approve Proposal 1, the New Sub-Advisory Agreement between FTCM and CBOE Vest will not take effect, Glenmede will continue as a sub-advisor to the Fund, and based on a recommendation by FTCM, the Board will determine what further action is appropriate for the Fund, including the appointment of another sub-advisor.

If shareholders do not approve Proposal 2, the Fund will continue to operate under a manager-of-managers structure pursuant to the FTCM Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend sub-advisory agreements with affiliated sub-advisors.

An unfavorable vote on either Proposal by the shareholders of the Fund will not affect the implementation of the other Proposal.

Question: Who will bear the costs related to this proxy solicitation?

Answer: FTCM has agreed to bear all costs related to the Special Meeting, including legal costs, the costs of retaining EQ Fund Solutions, LLC as proxy solicitor, and other expenses incurred in connection with the solicitation of proxies.

Question: Who can I call to obtain additional information about this proxy statement?

Answer: If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the toll-free number listed on the enclosed proxy card. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

INVESTMENT MANAGERS SERIES TRUST II

PROXY STATEMENT
TO SHAREHOLDERS OF THE
FIRST TRUST MULTI-STRATEGY FUND

The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) is sending this Proxy Statement to the shareholders of the First Trust Multi-Strategy Fund (the “Fund”) in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Fund (the “Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement is being mailed on or about [            ], to the shareholders of the Fund of record as of November 22, 2023 (the “Record Date”).

Information on the Fund’s shares issued and outstanding is included in Appendix A. Information on shareholders who owned beneficially 5% or more of the outstanding shares of a class of the Fund or 25% or more of the Fund’s outstanding shares as of the Record Date is set forth in Appendix B.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on January 19, 2024. This Proxy Statement is available on the [Internet at [    ].

Overview of the proposals

The Board has called the Meeting and is soliciting proxies from shareholders of the Fund for the purposes listed below:

1.      To approve a new investment sub-advisory agreement between First Trust Capital Management L.P. (“FTCM”) and CBOE VestSM Financial LLC (“CBOE Vest”);

2.      To approve a modified manager-of-managers structure for the Fund that would permit FTCM to enter into and materially amend sub-advisory agreements with affiliated sub-advisors, in addition to unaffiliated sub-advisors, without obtaining shareholder approval; and

3.      To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Proposal 1: Approval of the New Investment Sub-Advisory Agreement

The shareholders of the Fund are being asked to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between FTCM, the investment advisor to the Fund, and CBOE Vest. Currently, the Fund has two sub-advisors, Glenmede Investment Management, LP (“Glenmede”) and Palmer Square Capital Management, LLC (“Palmer Square”). FTCM, Glenmede and Palmer Square each manage a portion of the Fund’s assets. In particular, FTCM manages an arbitrage strategy and a special purpose acquisition companies strategy, Glenmede manages an option writing strategy, and Palmer Square manages a debt securities strategy. FTCM is proposing that CBOE Vest replace Glenmede for the Fund’s option writing strategy. CBOE Vest is an affiliate of FTCM and manages approximately $19 billion in assets across registered investment companies and separately managed accounts. FTCM believes CBOE Vest’s expertise, extensive background, and history of innovation in derivatives and volatility-based investment solutions will result in a more differentiated offering, enhance the Fund’s versatility, and offer long-term flexibility to the Fund.

The Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), at an in-person meeting held on November 21, 2023, considered and approved the New Sub-Advisory Agreement with respect to Fund, which, subject to shareholder approval, will allow CBOE Vest to serve as the investment sub-advisor to the Fund under terms substantially similar to those of the current investment sub-advisory agreement between FTCM and Glenmede. The sub-advisory fee to be paid to CBOE Vest is the same rate as currently paid to Glenmede, and will be paid by FTCM and not the Fund. There will be no change in the advisory fee rate, and therefore no increase in the Fund’s aggregate fees is expected as a result of the appointment of CBOE Vest as a sub-advisor to the Fund. There will be no changes in the Fund’s investment objective or principal investment strategies as a result of the approval of the New Sub-Advisory Agreement, and you will still own the same number of shares of your Fund. If the New Sub-Advisory Agreement is approved by shareholders, CBOE Vest will replace Glenmede. Palmer Square will continue as a sub-advisor to the Fund.

If approved by the shareholders of the Fund, the New Sub-Advisory Agreement will have an initial two-year term with respect to the Fund and will be subject to annual renewal thereafter in the manner required by the 1940 Act. If the New Sub-Advisory Agreement is not approved by shareholders, Glenmede will continue as a sub-advisor to the Fund and based on a recommendation by FTCM, the Board will determine what further action is appropriate for the Fund, including the appointment of another sub-advisor.

A form of the New Sub-Advisory Agreement is included as Appendix C to this Proxy Statement. All references to the New Sub-Advisory Agreement are qualified by reference to Appendix C.

Proposal 2: Approval of a Modified Manager-of-Managers Structure for the Fund

Proposal 2 relates to a proposed modified “manager-of-managers” structure for the Fund. Under Section 15(a) of the 1940 Act, an investment advisor to a mutual fund generally cannot enter into or materially amend a sub-advisory agreement without obtaining shareholder approval; however, the Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “FTCM Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables FTCM, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisors. The Board has approved, subject to shareholder approval, a modification to this structure that would permit FTCM, subject to the approval of the Board, but without the need for shareholder approval, to also enter into and materially amend sub-advisory agreements with affiliated sub-advisors in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). The modified structure will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes with respect to affiliated sub-advisors. Fund shareholder approval is being sought to provide the Fund with flexibility to operate under the Carillon Order manager-of-managers structure. If the proposal is not approved by shareholders, the Fund will continue to operate under a manager-of-managers structure pursuant to the FTCM Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend sub-advisory agreements with affiliated sub-advisors.

PROPOSAL 1 — APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Introduction

The Fund, under the name Vivaldi Multi-Strategy Fund, commenced operations and acquired the assets and liabilities of the Vivaldi Orinda Macro Opportunities Fund (the “Predecessor Fund”), a series of Advisors Series Trust, on December 16, 2016. On November 1, 2021, the Vivaldi Multi-Strategy Fund changed its name to the First Trust Multi-Strategy Fund. Since the Fund’s inception, FTCM (formerly known as Vivaldi Asset Management LLC), located at 225 West Wacker Drive, 21st Floor, Chicago Illinois 60606, has served as the Fund’s investment advisor. Subject to the general supervision of the Board, FTCM is responsible for managing the Fund in accordance with the Fund’s investment objective and policies described in the Fund’s current Prospectus. As the Fund’s investment advisor, FTCM has the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisors, and in that connection is responsible for making recommendations to the Board with respect to hiring, termination and replacement of any sub-advisor of the Fund.

FTCM seeks to achieve the Fund’s investment objective in part by delegating the management of a portion of Fund assets to a group of experienced investment managers (the “Sub-Advisors”) that utilize a variety of investment strategies and styles. FTCM also manages a portion of the Fund’s assets directly. FTCM retains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio and is responsible for selecting and determining the percentage of Fund assets to allocate to itself and the Sub-Advisors. In seeking to achieve the Fund’s investment objective, FTCM and the Sub-Advisors implement both fundamentally and technically driven strategies. These strategies may include, without limitation, arbitrage, special purpose acquisition companies, option writing, and debt securities strategies that invest in different asset classes, securities, and derivative instruments. These strategies seek to target positive absolute returns and may exhibit different degrees of volatility, as well as exposure to equity, fixed income, currency, and interest rate markets. FTCM and each Sub-Advisor have complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While each Sub-Advisor is subject to the oversight of FTCM, FTCM does not attempt to manage the day-to-day investments of the Sub-Advisors.

FTCM manages an arbitrage strategy and a special purpose acquisition companies strategy for the Fund. FTCM has entered into investment sub-advisory agreements with the following Sub-Advisors:

•        Glenmede Investment Management, LP, located at 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. Glenmede manages an option writing strategy for the Fund.

•        Palmer Square Capital Management, LLC, located at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205. Palmer Square manages a debt securities strategy for the Fund.

FTCM is proposing that CBOE Vest, located at 8350 Broad Street, McLean, Virginia 22102, replace Glenmede for the Fund’s option writing strategy.

The Advisory Agreement

FTCM serves as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust dated as of November 1, 2021, which was approved by the Board on June 30, 2021. At a special meeting held on September 28, 2021, shareholders of the Fund approved the Advisory Agreement. FTCM is an investment advisor registered with the SEC and provides investment advice to open-end, closed-end and private funds. As of September 30, 2023, FTCM had approximately $5.58 billion in assets under management.

Pursuant to the Advisory Agreement, the Fund is obligated to pay FTCM an annual management fee equal to 1.20% of the Fund’s average daily net assets. FTCM has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.85%, 2.60%, and 1.55% of the average daily net assets of Class A, Class C, and Class I shares of the Fund, respectively. This agreement is effective until January 31, 2025, and may be terminated before that date only by the Board. FTCM is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

The advisory fees paid by the Fund to FTCM during the Fund’s most recent fiscal year ended September 30, 2023, were as follows:

Advisory Fees Accrued	Advisory Fees Recouped/Waived	Advisory Fee Retained
$691,495	$0	$691,495

Approval of CBOE Vest as Sub-Advisor to the Fund

At the in-person meeting held on November 21, 2023, the Board, including the Trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”), as defined in the 1940 Act, unanimously approved the appointment of CBOE Vest as a new sub-advisor to the Fund and the New Sub-Advisory Agreement between FTCM and CBOE Vest. Upon approval by shareholders, the New Sub-Advisory Agreement will become effective and the current investment sub-advisory agreement with Glenmede will terminate after Glenmede’s sleeve is wound down. If shareholders of the Fund do not approve Proposal 1, the New Sub-Advisory Agreement between FTCM and CBOE Vest will not take effect, Glenmede will continue as a sub-advisor to the Fund, and based on a recommendation by FTCM, the Board will determine what further action is appropriate for the Fund, including the appointment of another sub-advisor.

No Trustees or officers of the Trust are officers, employees, directors, managers or members of CBOE Vest. In addition, since the beginning of the Trust’s last fiscal year, no Trustee has had, directly or indirectly, a material interest in CBOE Vest, any of CBOE Vest’s parents or subsidiaries, or any subsidiaries of a parent of any such entities, and no Trustee has been a party to a material transaction or material proposed transaction to which CBOE Vest, any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

Terms of the New Sub-Advisory Agreement with CBOE Vest and Fees Paid by the Fund

The terms of the New Sub-Advisory Agreement are substantially similar to the terms of the investment sub-advisory agreement currently in place between FTCM and Glenmede. Under the terms of the New Sub-Advisory Agreement, CBOE Vest will, subject to the supervision of FTCM and the Board, and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets.

Under the terms of the New Sub-Advisory Agreement, CBOE Vest shall not be liable to FTCM or the Trust for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the New Sub-Advisory Agreement shall be deemed to protect, or purport to protect, CBOE Vest against any liability to FTCM or the Trust to which CBOE Vest would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of CBOE Vest’s duties under the New Sub-Advisory Agreement, or by reason of CBOE Vest’s reckless disregard of its obligations and duties under the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement provides that it will remain in effect for an initial two-year term after the effective date of the agreement, unless sooner terminated as provided in the agreement. The New Sub-Advisory Agreement will continue in force from year to year thereafter so long as it is specifically approved at least annually in the manner required by the 1940 Act. The New Sub-Advisory Agreement may be terminated with respect to the Fund at any time without the payment of any penalty, (i) by the Board, (ii) by the vote of a majority of the outstanding voting securities of the Fund, (iii) by FTCM on 60 days’ written notice to CBOE Vest, or (iv) by CBOE Vest on 60 days’ written notice to the Trust and FTCM. In addition, the New Sub-Advisory Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act) and would automatically terminate if the advisory agreement between FTCM and the Trust with respect to the Fund is terminated.

Under the New Sub-Advisory Agreement, CBOE Vest will be paid an annual sub-advisory fee equal to 0.35% of the gross investment advisory fee payable to FTCM with respect to the Fund, accrued daily and payable monthly in arrears to CBOE Vest on the first business day of each calendar month. The sub-advisory fee paid to CBOE Vest is the same rate currently paid to Glenmede. The sub-advisory fee will be paid by FTCM and not the Fund. Because FTCM pays CBOE Vest, there is no “duplication” of advisory fees paid.

For the fiscal year ended September 30, 2023, the aggregate sub-advisory fees paid by FTCM to the Fund’s Sub-Advisors, Glenmede, Palmer Square and Angel Oak Capital Advisors, LLC (who served as a sub-advisor to the Fund until July 19, 2023), totaled $94,965.

Board Considerations

At its in-person meeting held on November 21, 2023, in connection with its review of the New Sub-Advisory Agreement with CBOE Vest, the Trustees met with representatives of FTCM and CBOE Vest and discussed, among other things, the nature, extent and quality of the services to be provided by CBOE Vest with respect to the Fund; the proposed sub-advisory fees to be paid to CBOE Vest; and the potential benefits to CBOE Vest expected to result from its relationship with the Fund. In advance of the meeting, the Board received information about CBOE Vest, CBOE Vest’s investment strategy and the New Sub-Advisory Agreement with CBOE Vest, certain portions of which are discussed below. The materials, among other things, included information with respect to: (i) CBOE Vest’s organization and financial condition; (ii) information regarding the background, experience and compensation structure of relevant personnel who would be providing services to the Fund; (iii) information about fees charged by CBOE Vest to comparable other products; (iv) information about the performance of comparable other products managed by CBOE Vest; and (v) information about CBOE Vest’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading.

In approving the New Sub-Advisory Agreement, the Board and Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

The Board discussed with FTCM’s representatives the reasons for FTCM’s recommendation that CBOE Vest replace Glenmede as the Fund’s sub-advisor with respect to its option writing strategies, noting FTCM’s belief that CBOE Vest’s expertise, extensive background, and history of innovation in derivatives and volatility-based investment solutions will result in a more differentiated offering and customized portfolio, enhance the Fund’s versatility, and offer long-term flexibility to the Fund. The Board also discussed with CBOE Vest’s representatives the portfolio management personnel and the investment strategies to be employed in the management of CBOE Vest’s portion of the Fund’s assets. The Board considered, among other matters, that CBOE Vest manages a number of portfolios for First Trust across various product structures, and the risk/ return profile and income profile that CBOE Vest would seek with respect to the Fund’s assets it would manage. The Board considered CBOE Vest’s history of managing registered investment company assets using option writing strategies. The Trustees noted, however, that although CBOE Vest had a well-established infrastructure to manage option strategies, it did not manage any other accounts with the same underlying risk profile that CBOE Vest’s portion of the Fund would have, and therefore CBOE Vest did not have a directly relevant performance history for them to review.

The Board considered the overall quality of services proposed to be provided by CBOE Vest to the Fund. In doing so, the Board considered the specific responsibilities CBOE Vest would have for management of its portion of the Fund’s assets as well as the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Fund. The Board noted CBOE Vest serves as investment advisor to other funds registered under the 1940 Act and had demonstrated an ability to manage such funds. The Board also considered the overall quality of CBOE Vest’s organization and operations and its compliance structure. The Board considered FTCM’s favorable assessment of the nature and quality of the investment sub-advisory services expected to be provided to the Fund by CBOE Vest and FTCM’s recommendation to engage CBOE Vest. In addition, the Board considered its familiarity with the overall quality of the oversight services provided by FTCM to the Fund in monitoring the activities of the sub-advisors of the Fund. Based on its review and FTCM’s recommendation, the Board and the Independent Trustees concluded that CBOE Vest had sufficient quality and depth of personnel, resources and investment methods necessary to perform its duties to the Fund under the proposed New Sub-Advisory Agreement. The Board and the Independent Trustees also concluded that, based on the various factors they had reviewed, the nature, overall quality, and extent of the management services expected to be provided by CBOE Vest would likely be satisfactory.

The Board noted that the fees payable to CBOE Vest under the New Sub-Advisory Agreement would be paid by FTCM from the advisory fees that it receives from the Fund. The Board compared the advisory and sub-advisory fees in light of the respective services to be provided to the Fund by FTCM and CBOE Vest, respectively, noting

FTCM’s expectation that it would be actively monitoring CBOE Vest’s investment strategy. The Board also reviewed information regarding the sub-advisory fees proposed to be charged by CBOE Vest with respect to its portion of the Fund, and noted that CBOE Vest serves as advisor to another registered investment company with similar objectives and policies (although a different underlying risk profile) as CBOE Vest’s portion of the Fund. The Trustees also noted that the sub-advisory fee to be charged by CBOE Vest with respect to its portion of the Fund is lower than the fees CBOE Vest charges to manage the registered investment company with similar strategies as CBOE Vest’s portion of the Fund. The Board noted the sub-advisory fee to be charged by CBOE Vest was within the range of the advisory fees that CBOE Vest charges to manage separate accounts for institutional and high net worth clients with similar objectives and policies as CBOE Vest’s portion of the Fund. The Board further observed that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to CBOE Vest’s other clients, and that CBOE Vest will provide more services to portion of the Fund than it does to separately managed accounts.

The Board also considered the potential benefits to be received by CBOE Vest as a result of its relationship with the Fund (other than its receipt of investment sub-advisory fees), including any research received from broker-dealers providing execution services for the Fund, beneficial effects from the review by the Trust’s Chief Compliance Officer of CBOE Vest’s compliance program, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

After further discussion, the Independent Trustees and the Board concluded that CBOE Vest would have the capabilities, resources and personnel necessary to manage its portion of the Fund, and that in light of the services to be provided by CBOE Vest to the Fund, the compensation to be paid to it under the New Sub-Advisory Agreement is fair and reasonable, and that approval of the New Sub-Advisory Agreement is in the best interest of the Fund and its shareholders.

Information Regarding CBOE Vest

CBOE Vest, a Delaware limited liability company located at 8350 Broad Street, McLean, Virginia 22102, is an SEC-registered investment advisor that services pooled investment vehicles, investment companies, high net worth individuals and institutions. First Trust Capital Partners LLC, an affiliate of FTCM, has a controlling interest in CBOE Vest.

The names and principal occupations of each principal executive officer of CBOE Vest, located at 8350 Broad Street, McLean, Virginia 22102, are listed below.

Name	Principal Occupation/Title
Karan Sood	Chief Executive Officer
Jeffrey Chang	Chief Financial Officer
John Neamtz	Managing Director
Howard Rubin	Managing Director
Jeremy Sperlazza	Chief Compliance Officer

CBOE Vest does not serve as the advisor or sub-advisor to any other registered fund that has an investment objective and investment strategies similar to those of CBOE Vest’s portion of the Fund.

If the New Sub-Advisory Agreement is approved, CBOE Vest’s portion of the Fund’s portfolio will be managed on a day-to-day basis by Karan Sood and Howard Rubin.

Mr. Sood has over ten years of experience in derivative based investment strategy design and trading. Mr. Sood joined CBOE Vest in 2012. Prior to joining CBOE Vest, Mr. Sood worked as a senior manager in new product development at ProShares Advisors LLC. Prior to ProShares, Mr. Sood worked as a Vice President at Barclays Capital. Last based in New York, he was responsible for using derivatives to design structured investment strategies and solutions for the firm’s institutional clients in the Americas. Prior to his role in New York, Mr. Sood worked in similar capacity in London with Barclays Capital’s European clients. Mr. Sood received a master’s degree in Decision Sciences & Operations Research from London School of Economics & Political Science, London. He also holds a bachelor’s degree in engineering from the Indian Institute of Technology, Delhi.

Mr. Rubin has over 20 years of experience as a Portfolio Manager. Mr. Rubin joined CBOE Vest in 2017. Prior to joining CBOE Vest, Mr. Rubin has served as Director of Portfolio Management at ProShare Advisors LLC from December 2007 to September 2013. Mr. Rubin has served as Senior Portfolio Manager of ProFund Advisors LLC since November 2004 and Portfolio Manager of ProFund Advisors LLC from April 2000 through November 2004. Mr. Rubin holds the Chartered Financial Analyst (CFA) designation. Mr. Rubin received a master’s degree in finance from George Washington University. He also holds a bachelor’s degree in economics from Wharton School of Finance, University of Pennsylvania.

Brokerage Commissions

For the fiscal year ended September 30, 2023, the Fund did not pay brokerage commissions to any broker 1) that is an affiliated person of the Fund; 2) that is an affiliated person of such person; or 3) an affiliated person of which is an affiliated person of the Fund, FTCM, principal underwriter, or administrator.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
VOTE “FOR” PROPOSAL 1.

PROPOSAL 2 — APPROVAL OF A MODIFIED MANAGER OF MANAGERS STRUCTURE FOR THE FUND

Proposal 2 relates to a proposed modified “manager-of-managers” structure for the Fund. Under Section 15(a) of the 1940 Act, an investment advisor to a mutual fund generally cannot enter into or materially amend a sub-advisory agreement without obtaining shareholder approval; however, the Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “FTCM Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables FTCM, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisors. Currently, in order to enter into or materially amend a sub-advisory agreement with an affiliated sub-advisor, the Fund must obtain shareholder approval by undertaking the costly and time-consuming effort to conduct a shareholder meeting, including preparing and distributing proxy materials and soliciting votes from shareholders. The Board has approved, subject to shareholder approval, a modification to the current structure that would permit FTCM, subject to the approval of the Board, but without the need for shareholder approval, to also enter into and materially amend sub-advisory agreements with affiliated sub-advisors in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes with respect to affiliated sub-advisors. Fund shareholder approval is being sought to provide the Fund with flexibility to operate under the Carillon Order manager-of-managers structure.

Exemptive Relief

On May 29, 2019, the SEC issued the Carillon Order to Carillon Tower Advisers, Inc., et al., which allows (i) the Carillon Series Trust and its investment adviser, without the approval of fund shareholders, to enter into or amend a sub-advisory agreement with a sub-advisor (“Sub-advisor Voting Relief”), including any sub-advisor that is an affiliated person of the investment advisor or a fund (an “Affiliated Sub-advisor”), and (ii) the series of Carillon Series Trust to disclose the advisory fees paid to sub-advisors on an aggregate, rather than individual, basis. The Carillon Order was the first exemptive order issued by the SEC extending multi-manager exemptive relief to Affiliated Sub-advisors and contains several conditions, some of which are already included in the FTCM Order.

On July 9, 2019, the staff of the SEC’s Division of Investment Management issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the “BNYM No-Action Letter”) stating that the staff would not recommend enforcement action if a fund complex and advisor that previously obtained a “manager of managers” exemptive order extends that order to cover Affiliated Sub-advisors without seeking an amended exemptive order from the SEC. The staff’s no-action position is conditioned on compliance with the conditions set forth in the Carillon Order, including obtaining shareholder approval to operate as a fund utilizing the relief with respect to Affiliated Sub-advisors. The BNYM No-Action Letter and the Carillon Order are collectively referred to herein as the “Relief.”

Under the Relief, FTCM and the Trust will be subject to several conditions imposed by the SEC to ensure that the interests of the Fund’s shareholders are adequately protected. Among these conditions are that, within 90 days of the hiring of a new Affiliated Sub-advisor pursuant to the Relief, shareholders of the Fund will be furnished with an information statement that contains substantially the same information about the Affiliated Sub-advisor and the sub-advisory agreement that the Fund would otherwise have been required to send to shareholders in a proxy statement. The prospectus for the Fund will disclose the existence, substance and effect of reliance on the Relief and that FTCM has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisors and recommend their hiring, termination, and replacement. Also, as noted above, shareholders of the Fund must approve FTCM’s and the Fund’s authority to enter into and materially amend investment sub-advisory agreements with Affiliated Sub-advisors without the approval of Fund shareholders.

Board Recommendations

The Board believes that approval of the modified “manager-of-managers” structure is in the best interest of the Fund and its shareholders in order to afford FTCM the flexibility to provide investment advisory services to the Fund through one or more sub-advisors, including Affiliated Sub-advisors, that have particular expertise in the type of investments in which the Fund invests.

As described above, without the ability to utilize the Relief, in order for FTCM and the Board to appoint a new Affiliated Sub-advisor for the Fund or materially modify a sub-advisory agreement with an Affiliated Sub-advisor, the Board must call and hold a shareholder meeting of the Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, FTCM would be able to act more quickly to appoint a new sub-advisor that is an affiliate if and when the Board and FTCM believe that the appointment would benefit the Fund. The Trustees also took into account that if FTCM and the Board appoint an Affiliated Sub-advisor, the Fund’s shareholders would receive an information statement containing substantially the same information about the Affiliated Sub-advisor and the sub-advisory agreement that the Fund would otherwise have been required to send shareholders in a proxy statement. FTCM and the Board will continue to be subject to their fiduciary duty to act in the best interest of the Fund and its shareholders. The Trustees believe that granting FTCM and the Board maximum flexibility to select Affiliated Sub-advisors, in addition to the flexibility they currently have to select unaffiliated sub-advisors, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders of the Fund because it will allow the Fund to operate more efficiently and cost-effectively.

Finally, the Trustees believe that they will retain sufficient oversight of the Fund’s investment sub-advisory arrangements to seek to ensure that the Fund’s shareholders’ interests are protected whenever FTCM selects an Affiliated Sub-advisor or materially modifies an investment sub-advisory agreement with an Affiliated Sub-advisor, in the same manner as the Trustees currently exercise oversight of the Fund’s investment sub-advisory agreements and seek to ensure that Fund shareholders’ interests are protected whenever FTCM selects unaffiliated sub-advisors. The Board, including a majority of the Independent Trustees, will continue to evaluate and to approve all proposed investment sub-advisory agreements, as well as any proposed modifications to existing sub-advisory agreements. In doing so, the Trustees will analyze such factors as they consider to be relevant to the approval of or proposed modifications to an investment sub-advisory agreement. As with the Fund’s investment advisory agreement, the terms of each investment sub-advisory agreement will include those required by applicable provisions of the 1940 Act.

If the vote required to approve Proposal 2 is not obtained from the Fund, the Fund will continue to operate under a manager-of-managers structure pursuant to the FTCM Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend sub-advisory agreements with Affiliated Sub-advisors.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
VOTE “FOR” PROPOSAL 2.

VOTING PROCEDURES

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Fund. The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740.

You may vote in one of the following ways:

•        Attend the Special Meeting in person;

•        complete and sign the enclosed proxy card(s) and mail it to us in the prepaid return envelope (if mailed in the United States);

•        call the toll-free number listed on the proxy card(s) to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time; or

•        By Internet at vote.proxyonline.com.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each Proposal.

Quorum and Voting Requirements

Only shareholders of record on November 22, 2023, the Record Date, are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of a Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Fund. Any lesser number shall be sufficient for adjournments.

The shares outstanding and entitled to vote for the Fund are listed in Appendix A.

Required Vote

Approval of each Proposal requires the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Adjournments

If a quorum of shareholders of the Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Fund may be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Special Meeting of the Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Assuming the presence of a quorum, abstentions will have the effect of votes against a proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. Under the rules of the New York Stock Exchange, broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, because each proposal is not a “routine” matter, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the proposals. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

GENERAL INFORMATION

Method and Cost of Solicitation

FTCM will bear the expenses incurred in connection with preparing this Proxy Statement. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of FTCM, without additional compensation, may solicit proxies by telephone. EQ Fund Solutions, LLC has also been engaged to assist in the solicitation of proxies, at an estimated cost of $33,700. FTCM will pay all of the costs of EQ Fund Solutions, LLC related to the solicitation of the Fund’s proxies.

Information Regarding the Officers and Trustees of the Trust

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of FTCM, Glenmede, Palmer Square or CBOE Vest. In addition, since October 1, 2022, no Trustee has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which FTCM, any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

Principal Holders and Control Persons

The principal shareholders and control persons for the Fund are listed in Appendix B.

To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date.

Principal Offices of the Trust and the Fund’s Service Providers

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. MFAC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Fund’s co-administrator, and UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Fund’s other co-administrator, transfer agent, and fund accountant. The Fund’s principal underwriter is First Trust Portfolios L.P., located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. UMB Bank National Association, located at 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Fund. Morgan, Lewis & Bockius, LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as counsel to the Trust and Independent Trustees.

Fund Shareholder Reports

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Fund upon request. Requests for such reports should be directed to the First Trust Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-877-779-1999.

Submission of Proposals for Next Meeting of Shareholders

The Fund does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in a proxy statement and form of proxy card for the Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-877-779-1999.

APPENDIX A

NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE

Fund Name and Classes	Number of Shares Outstanding as of the Record Date
First Trust Multi-Strategy Fund
Class A	500,554.845
Class C	37,490.236
Class I	6,542,435.054
Total	7,080,480.135

APPENDIX B

PRINCIPAL HOLDERS AND CONTROL PERSONS

The following table lists the Fund’s principal shareholders. Principal shareholders are holders of record of 5% or more of the outstanding shares of a class of the Fund.

Shareholder Name and Address	Percentage of Shares Owned as of the Record Date

The following table lists the Fund’s control persons. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Control Persons	Jurisdiction	Percentage of Shares Owned as of the Record Date

APPENDIX C

SUB-ADVISORY AGREEMENT
BETWEEN
FIRST TRust capital Management L.P.
AND
CBOE VESTSM FINANCIAL LLC

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), effective as of ________, 2023, is entered into by and between First Trust Capital Management L.P., a Delaware Limited Partnership with its principal office and place of business at 225 W. Wacker, 21st Floor, Chicago, IL 60606 (the “Advisor”) and Cboe VestSM Financial, LLC, a Delaware Limited Liability Company with its principal office and place of business at 8350 Broad St., Suite 240, McLean, VA, 22102 (the “Sub-advisor”).

WHEREAS, Advisor has entered into an Investment Advisory Agreement dated November 1, 2021 (the “Advisory Agreement”) with Investment Managers Series Trust II, a Delaware statutory trust, with its principal office and place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212 (the “Trust”);

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Advisor acts as investment advisor for the series of the Trust listed on Appendix A hereto (the “Fund”);

WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisors subject to the requirements of the 1940 Act;

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

WHEREAS, the Advisor desires to retain the Sub-advisor to furnish investment advisory services for the Fund and the Sub-advisor is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Advisor and the Sub-advisor hereby agree as follows:

SECTION 1.      APPOINTMENT; DELIVERY OF DOCUMENTS

(a)         The Advisor hereby appoints and employs the Sub-advisor, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Advisor to the Sub-advisor from time to time (such assets, the “Portfolio”) and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-advisor accepts this employment and agrees to render its services for the compensation set forth herein.

(b)         In connection therewith, the Advisor has delivered to the Sub-advisor copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectus and Statement of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act (each a “Plan”) and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund (each a “Service Plan”); and (iv) all procedures adopted by the Trust with respect to the Fund, and shall promptly furnish the Sub-advisor with all amendments of or supplements to the foregoing. The Advisor shall deliver to the Sub-advisor: (x) a copy of the resolution of the Board appointing the Sub-advisor as a sub-advisor to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c)         The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policy and procedures will be included in the Trust’s Registration Statement. The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of, and supplements to, the foregoing at least annually.

SECTION 2.      DUTIES OF THE ADVISOR

In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be required, (ii) shall ensure that the Sub-advisor has reasonable access to all records and documents relevant to the Portfolio maintained by the Trust, the Advisor or any service provider to the Trust, and (iii) shall deliver to the Sub-advisor copies of all material relevant to the Sub-advisor or the Portfolio that the Advisor provides to the Board in accordance with the Advisory Agreement.

SECTION 3.      DUTIES OF THE SUB-ADVISOR

(a)         The Sub-advisor will make decisions with respect to all purchases and sales of securities and other investment assets in the Portfolio, and is responsible for voting all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Advisor’s written proxy voting policies and procedures. To carry out such decisions, the Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Portfolio. In all purchases, sales and other transactions in securities and other investments for the Portfolio, the Sub-advisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Portfolio.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-advisor may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-advisor. The Sub-advisor may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates. Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of the Portfolio and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)         The Sub-advisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Portfolio since the prior report, and will also keep the Board and the Advisor informed of important developments affecting the Trust, the Fund and the Sub-advisor, and on its own initiative, will furnish the Board from time to time with such information as the Sub-advisor may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Portfolio’s holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Portfolio maintains investments, or otherwise. The Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Portfolio as the Sub-advisor may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Portfolio, the Sub-advisor will bear in mind the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(c)         The Sub-advisor will from time to time employ or associate with such persons as the Sub-advisor believes to be particularly fitted to assist in the execution of the Sub-advisor’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-advisor. No obligation may be incurred on the Trust’s or Advisor’s behalf in any such respect.

(d)         The Sub-advisor will report to the Board and the Advisor all material matters related to the Sub-advisor’s. On an annual basis, the Sub-advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust, or their respective representatives to examine the reports required to be made to the Sub-advisor under the Code and its compliance policies and procedures. The Sub-advisor will notify the Advisor and the Trust in writing of any change of control of the Sub-advisor at least 60 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-advisor, as promptly as possible, and in any event prior to such change.

(e)         The Sub-advisor will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-advisor pursuant to this Agreement required to be prepared and maintained by the Sub-advisor or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-advisor shall be the property of the Trust. The Advisor and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-advisor’s normal business hours. Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.

(f)          The Sub-advisor will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

(g)         The Sub-advisor will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Portfolio’s assets under the Sub-advisor’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-advisor is responsible for assisting in the fair valuation of all Portfolio assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-advisor for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(h)         The Sub-advisor shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

(i)          For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-advisor will not, with respect to transactions in securities or other assets for the Portfolio, consult with any other sub-advisor to the Fund or any other series of the Trust.

SECTION 4.      COMPENSATION; EXPENSES

(a)         In consideration of the foregoing, the Advisor shall pay the Sub-advisor, with respect to the Fund, a fee as specified in Appendix B hereto. Such fees shall be accrued by the Advisor daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Advisor shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination.

(b)         During the term of this Agreement, the Sub-advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Portfolio. The Sub-advisor shall, at its sole expense, employ or associate itself with such persons as it reasonably believes to be particularly fitted to assist it in the execution of its duties under the Agreement. Except as set forth in Appendix B, the Sub-advisor shall not be responsible for the Trust’s, the Fund’s or the Advisor’s expenses, including any extraordinary and non-recurring expenses.

(c)         No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

SECTION 5.      STANDARD OF CARE

(a)         The Advisor shall expect of the Sub-advisor, and the Sub-advisor will give the Advisor and the Trust the benefit of, the Sub-advisor’s best judgment and efforts in rendering its services hereunder. The Sub-advisor shall not be liable to the Advisor or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-advisor against any liability to the Advisor or the Trust to which the Sub-advisor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Sub-advisor’s duties hereunder, or by reason of the Sub-advisor’s reckless disregard of its obligations and duties hereunder.

(b)         The Sub-advisor shall not be liable to the Advisor or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Sub-advisor by a duly authorized officer of the Advisor or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c)         The Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-advisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)         The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-advisor under this Agreement and as to the rights and privileges to which the Advisor is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6.      EFFECTIVENESS, DURATION AND TERMINATION

(a)         This Agreement shall become effective with respect to the Fund as of the date hereof; provided, however, that the Agreement has been approved by (i) the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast at a meeting called for the purpose of voting on such approval, in accordance with the provisions of Section 15 of the 1940 Act and any rule, interpretation or order of the SEC.

(b)         This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast at a meeting called for the purpose of voting on such approval, in accordance with the provisions of Section 15 of the 1940 Act and any rule, interpretation or order of the SEC.

(c)         This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Advisor on 60 days’ written notice to the Sub-advisor or (ii) by the Sub-advisor on 60 days’ written notice to the Trust. This Agreement shall automatically terminate (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7.      ACTIVITIES OF THE SUB-ADVISOR

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-advisor’s right, or the right of any of the Sub-advisor’s directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8.      REPRESENTATIONS OF SUB-ADVISOR.

The Sub-advisor represents and warrants to the Advisor that:

(a)         It is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect;

(b)         It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c)         It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)         It will promptly notify the Advisor and the Trust of the occurrence of any event that would disqualify the Sub-advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9.      LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-advisor’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10.    MISCELLANEOUS

(a)         No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b)         Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)         This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the Court of Chancery of the State of Delaware unless the Trust, in its sole discretion, consents in writing to an alternative forum, or if such action may not be brought in that court, then such action shall be brought in any other court in the State of Delaware with jurisdiction (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts, (b) waives any objection to venue in either Designated Court, and (c) waives any objection that their Designated Court is an inconvenient forum.

(d)         This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)         This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)          If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Sub-advisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement. This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.

(g)         Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)         Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)          No affiliated person, employee, agent, director, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor’s obligations under this Agreement.

(j)          The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(k)         Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

FIRST TRUST CAPITAL Management L.P.		CBOE VESTSM FINANCIAL LLC

Name:	Michael Peck	Name:	Karan Sood
Title:	Chief Executive Officer	Title:	Chief Executive Officer

Appendix A

Series of the Trust:

Fund

First Trust Multi-Strategy Fund

Appendix B

Sub-Advisory Fee:

The following percentage of the average daily net assets of the Fund:

0.35% on that portion of the Fund’s assets managed by the Sub-advisor (the Portfolio, as defined in Section 1(a) above).

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll- free 1-800-967-5019 Monday through Friday 9 a.m. to 10 p.m. Eastern time

SHAREHOLDER’S REGISTRATION PRINTED HERE BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES. First Trust Multi-Strategy Fund PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 19, 2024 The undersigned, revoking prior proxies, hereby appoints Marc Bassewitz and Chad Eisenberg, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of First Trust Multi-Strategy Fund (the “Fund”) to be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 on January 19, 2024 at 11:00 a.m. local time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-967-5019. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 19, 2024. The Proxy Statement for this meeting is available at: https://vote.proxyonline.com/firsttrustcapital/docs/2024mtg.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] First Trust Multi-Strategy Fund PROXY CARD SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: FORAGAINSTABSTAIN 1.To approve a new sub-advisory agreement among the Fund, First Trust Capital Management L.P. (“FTCM”) and CBOE VestSM Financial LLC (“CBOE Vest”).2.To approve a modified manager-of-managers structure for the Fund that would permit FTCM to enter into and materially amend sub-advisory agreements with affiliated sub-advisors, in addition to unaffiliated sub-advisors, without obtaining shareholder approval; and3.Any other matters that properly come before the meeting. THANK YOU FOR VOTING